UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2024

WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Elm Street, Stamford, Connecticut 06902

(Address and zip code of principal executive offices)

203-578-2202

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WBS	New York Stock Exchange
Depositary Shares, each representing 1/1000th interest in a share of 5.25% Series F Non-Cumulative Perpetual Preferred Stock	WBS-PrF	New York Stock Exchange
Depositary Shares, each representing 1/40th interest in a share of 6.50% Series G Non-Cumulative Perpetual Preferred Stock	WBS-PrG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers

On July 15, 2024, Webster Financial Corporation (“Webster” or the “Company”) announced that the Board of Directors appointed William (Neal) Holland, as Executive Vice President, Finance, of the Company and Webster Bank, N.A. (the “Bank”), effective July 15, 2024. The Board of Directors also appointed Mr. Holland as the Chief Financial Officer of the Company and the Bank, effective upon the previously announced retirement of Glenn MacInnes from his position as Executive Vice President and Chief Financial Officer of the Company and the Bank, which is expected in August 2024. At that time, Mr. MacInnes will assume an advisory role with the Company, as announced in the Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2024.

Mr. Holland has over 20 years of strategic and financial experience, including most recently serving as the Chief Financial Officer for First Republic Bank until May 2023. In addition, he served as the Chief Financial Officer of MUFG Union Bank, N.A. and MUFG Americas Holding Corporation, and held other senior level operating roles at MUFG and Bank of America, N.A. throughout his career. Mr. Holland, a certified public accountant with a chartered financial analyst distinction, earned a bachelor’s degree in business administration from the University of Washington.

There are no arrangements or understandings between Mr. Holland and any other person pursuant to which he was selected as an officer of the Company or the Bank, and there are no family relationships between Mr. Holland and any of the Company’s or Bank’s directors or executive officers. Mr. Holland has no direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

On July 15, 2024, the Company issued a press release announcing the appointment of Mr. Holland as Executive Vice President, Finance, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Compensatory Arrangements of Certain Officers

Effective July 15, 2024, in consideration for his services to Webster, Mr. Holland will receive an annual base salary of $650,000, a target annual cash incentive award of 110% of his annual base salary (pro-rated at target for the first year) and a target annual long-term incentive awards of 190% of his annual base salary. Within four weeks of his appointment as Executive Vice President, Finance, Mr. Holland will receive a one-time grant of $750,000 of Webster restricted stock with a time-based three-year vesting schedule pursuant to the Webster 2021 Stock Incentive Plan. He will also receive $200,000 in a cash sign-on award (half paid at the start date and half to be paid six months later) and $600,000 in cross-country relocation benefits. The sign-on award and the relocation benefits are subject to repayment if Mr. Holland voluntarily terminates his employment within the first year. Mr. Holland will participate in the other components of Webster’s executive compensation program, including various retirement and savings plans, health and welfare programs, and other benefits, which are described in Webster’s 2024 Proxy Statement.

Mr. Holland entered into the Company’s standard Change in Control Agreement and Non-Competition Agreement with the Company on July 15, 2024, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference. As a matter of policy, Webster enters into Change in Control Agreements and Non-Competition or Non-Solicitation Agreements with its executive officers. The Change of Control Agreements provide post-termination payments as generally described under “Potential Payments Upon Termination or Change in Control” of the “Executive Compensation” section of Webster’s 2024 Proxy Statement. Upon certain change in control events, Mr. Holland is entitled to an amount equal to two times the sum of his base salary and his cash incentive award target.

Election of Directors

On July 15, 2024, the Company also announced that William D. Haas was appointed to the Company’s Board of Directors, effective immediately. Mr. Haas will serve on the Risk and Compensation Committees. The Board of Directors also approved an increase in the size of the Board of Directors from 11 to 12 directors, effective as of the same date.

The Board of Directors determined that Mr. Haas is an independent director within the meaning of the Securities Exchange Act of 1934, as amended, rules and regulations promulgated by the SEC thereunder, and the listing standards of the New York Stock Exchange.

There are no arrangements or understandings between Mr. Haas and any other person in connection with his appointment as a director of the Company, and there are no family relationships between Mr. Haas and any of the Company’s or Bank’s directors or executive officers. Mr. Haas has no direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Haas’s appointment as a non-employee director, he will receive, on a pro-rated basis, the standard annual benefits paid to each non-employee director.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Change in Control Agreement, dated as of July 15, 2024, by and between Webster Financial Corporation and William Neal Holland

10.2	Non-Competition Agreement, dated as of July 15, 2024, by and between Webster Financial Corporation and William Neal Holland

99.1	Press Release, dated July 15, 2024

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION
(Registrant)

Date: July 15, 2024	/s/ Kristy Berner
Kristy Berner
Executive Vice President and General Counsel